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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)          April 20, 2004
                                                --------------------------------

                              PanAmSat Corporation
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             (Exact name of registrant as specified in its charter)

          Delaware                      0-22531                  95-4607698
(State or other jurisdiction          (Commission              (IRS Employer
     of incorporation)                File Number)           Identification No.)

      20 Westport Road, Wilton, CT                                  06897
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      (Address of principal executive offices)                    (Zip Code)

Registrant's telephone number, including area code        (203) 210-8000
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         (Former name and former address, if changed since last report.)
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ITEM 5 OTHER EVENTS

      On April 20, 2004, the Company issued the press release attached as
Exhibit 99.1 to this report and incorporated in this Item 5 by reference.
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This Report on Form 8-K includes statements that are not historical facts and are considered "forward-looking" within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements reflect our current views about future events. They are identified by their use of terms and phrases such as "believe," "expect," "plan," "anticipate", "possibility," "estimates," "projects" and similar expressions identifying their forward-looking character. Investors should not rely on these forward-looking statements as assurances of future events, because such statements are inherently subject to a variety of risks, uncertainties and other factors that could cause actual results to differ materially from the company's expectations. The factors that may affect the outcome of such expectations include, but are not limited to factors detailed from time to time in our filings with the SEC, including our Annual Report on Form 10-K for the year ended December 31, 2003.
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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 20, 2004                   PANAMSAT CORPORATION
                                       Registrant

                                       By:      /s/  James W. Cuminale
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                                       Name:    James W. Cuminale
                                       Title:   Executive Vice President,
                                                Corporate Development
                                                General Counsel and Secretary